SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

First BanCorp.

(Exact name of registrant as specified in this charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

ITEM 7. Financial Statements, Proforma Financial Information and Exhibits

     (c)Exhibit

99.1	Press Release dated July 22, 2004.

ITEM 12. Results of Operations and Financial Condition

     On July 22, 2004, First BanCorp. (the “Corporation”) announced its unaudited results of operations for the second quarter and six months ended June 30, 2004. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information included in this section and Exhibit 99.1 attached hereto is intended to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.
By:	/s/ Annie Astor-Carbonell
Annie Astor-Carbonell
Senior Executive Vice President and Chief Financial Officer

Date: July 23, 2004